EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

As of the date hereof, I, John Kunze, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Plumtree Software, Inc. on Form 10-Q for the fiscal quarter ended September 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Plumtree Software, Inc.

By:	/s/ John Kunze
Name:	John Kunze
Title:	Chief Financial Officer
Dated:	November 4, 2004

A signed original of this written statement required by Section 906 has been provided by Plumtree Software, Inc. and will be retained by Plumtree Software, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.